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                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

This Amendment is entered into as of September 19, 1997, between Emergent Financial Corp. (the "Borrower") and NationsBank, N.A. ("NationsBank") and Hibernia National Bank ("Hibernia") (NationsBank and Hibernia collectively the "Lenders").

The Borrower and the Lenders are party to a June 13, 1997 Amended and Restated Loan and Security Agreement (the "Agreement").

The Borrower and the Lenders agree as follows:

 1. Definitions. Terms defined in the Agreement have the same meanings as in the Agreement when used in this Amendment.

 2. Amendment. The Agreement is hereby amended as follows:

    The following sentences are hereby added to the end of Paragraph 8.3:

    "Notwithstanding anything to the contrary in this section or in the Agreement, the Company may guaranty the indebtedness of Emergent Group
    Inc. in conjunction with the proposed private offering of $125,000,000 in Senior, Unsecured Notes to occur in the third or fourth quarter of 1997, which Notes and Guaranty maybe reissued in substantially identical form to connection with an exchange offer to be registered with the Securities and Exchange Commission. Any such guarantee shall be in an unsecured basis. Additionally, this indebtedness which the Company may guaranty shall not be included in the relevant covenant compliance calculations."

 3. Effective Date. The amendment to the Agreement set forth in paragraph 2 hereof shall be effective on and of the date of this amendment (the "Effective Date").

 4. Representations, etc. Borrower represents, covenants and warrants that no Default exists, and that the Obligations are owing without defense, offset, recoupment right, or counterclaim.

 5. Fees and Expenses. Borrower shall reimburse the Lenders for the Lender's expenses in connection with this Amendment, including attorney's fees, on demand. Borrower authorizes NationsBank to charge Borrower's line of credit under the Agreement to pay for such fees and expenses (regardless of the amount of collateral or eligible collateral then existing).

 6. Agreement. Expect as specifically amended hereby, the Agreement shall remain unchanged and continue in full force and effect in accordance with its terms. From and after the effective Date, each reference in the Agreement (including all Exhibits and schedules thereto) to "this Agreement", "hereto", "hereof", and terms of similar import shall refer to the Agreement as amended by this Amendment, and all references to the Agreement in any document, instrument, certificate, note, or other agreement executed in connection therewith shall be deemed to refer to the Agreement as so amended.

 7. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of Georgia.

 8. Further Assurances. Borrower shall promptly and duly execute and deliver such documents, and take such further action as the Lenders reasonably requests to effectuate the purpose and intent of this Amendment.

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 9. Headings. Section headings in this Amendment are for convenience only, and are not a substantive part of this Amendment.

10. Counterparts. This Amendment may be executed separately in counterparts.

IN WITNESS WHEREOF, Borrower and NationsBank and Hibernia have executed this Amendment to the Amended and Restated Loan and Security Agreement.


[Seal]                                 EMERGENT FINANCIAL CORP.

Attest:                                By:  (Signature illegible)
                                          _____________________________________
                                            Title:            CEO
                                                  _____________________________

      (Signature illegible)
_____________________________________
             Secretary

                                       NATIONSBANK, N.A.

                                       By:   (Signature illegible)
                                          _____________________________________
                                             Title:       Vice President
                                                   ____________________________


                                       HIBERNIA NATIONAL BANK

                                       By:   (Signature illegible)
                                          _____________________________________
                                             Title:       Vice President
                                                   ____________________________